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                                                                      Exhibit 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-59474) of Orbital Sciences Corporation of our report dated June 25, 2002 relating to the December 31, 2001 and 2000 financial statements of the Deferred Salary and Profit Sharing Plan for Employees of Orbital Sciences Corporation, which appears in this Form 11-K.


PricewaterhouseCoopers LLP


McLean, Virginia
July 1, 2002

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